EXHIBIT I
                                PLEDGE AGREEMENT

         This Pledge Agreement, dated June 20, 2001, is delivered pursuant to
Section 6(b) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Agreement may be attached to the Pledge Agreement dated April 1, 1999, between the undersigned and Credit Suisse First Boston, as Secured Party (the "Pledge Agreement," capitalized terms defined therein being used herein as therein defined), and that the Pledged Shares listed on this Pledge Agreement shall be deemed to be part of the Pledged Shares and shall become part of the Pledged Collateral and shall secure all of the Secured Obligations.

                                       EXPRESS SCRIPTS, INC.



                                       By:      /s/ George Paz
                                           -------------------------------------
                                            George Paz, Senior Vice President


                            Class of    Stock Certificate    Par       Number of
     Stock Issuer             Stock            Nos.         Value       Shares
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